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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 30, 2003


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-18, Mortgage Pass-Through Certificates, Series 2003-18).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-103821             95-4449516
          --------                    ----------             ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
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On May 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-18. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.
            -------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of May 1, 2003, by and among the Company, Seller, Master Servicer and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                           -----------------
                                           Darren Bigby
                                           Vice President



Dated:  July 17, 2003

                                 Exhibit Index
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Exhibit                                                       Page
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99.1.           Pooling and Servicing Agreement,
                dated as of May 1, 2003, by
                and among, the Company, Seller,
                Master Servicer and the Trustee.                6